Exhibit 99.3

MongoDB Announces Proposed Private Offering of
$750.0 Million of Convertible Senior Notes

NEW YORK, N.Y., January 8, 2020 -- MongoDB, Inc. (“MongoDB”) (Nasdaq: MDB), the leading modern, general purpose database platform, today announced that it intends to offer, subject to market conditions and other factors, $750.0 million aggregate principal amount of convertible senior notes due 2026 (the “notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). MongoDB also intends to grant the initial purchasers of the notes a 13-day option to purchase up to an additional $112.5 million aggregate principal amount of notes.

The notes will be general unsecured obligations of MongoDB and will accrue interest payable semiannually in arrears. The notes will be convertible under certain circumstances into cash, shares of MongoDB’s Class A common stock or a combination of cash and shares of MongoDB’s Class A common stock, at MongoDB’s election. The interest rate, initial conversion rate, repurchase or redemption rights and other terms of the notes will be determined at the time of pricing of the offering.

MongoDB intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below, and to repurchase for cash up to approximately $240.0 million of the aggregate principal amount of MongoDB’s existing 0.75% Convertible Senior Notes due 2024 (the “2024 notes”) through individually privately negotiated transactions concurrently with the offering of the notes. MongoDB intends to use the remainder of the net proceeds for working capital and other general corporate purposes.

The terms of any repurchases of the 2024 notes will depend on various factors, including the market price of MongoDB’s Class A common stock and the trading price of the 2024 notes at the time of such repurchase. MongoDB expects that holders of 2024 notes that sell their 2024 notes as described above may enter into or unwind various derivatives with respect to MongoDB’s Class A common stock (including entering into derivatives with one or more of the initial purchasers in the offering or their respective affiliates) and/or purchase or sell shares of MongoDB’s Class A common stock concurrently with or shortly after the pricing of the notes.

The repurchases of the 2024 notes and the potential related market activities by selling holders of the 2024 notes (such as purchases of shares of MongoDB’s Class A common stock that MongoDB expects to occur in connection with the repurchase of the 2024 notes) could increase (or reduce the size of any decrease in) the market price of MongoDB’s Class A common stock or the trading price of the notes at that time. This activity could affect the market price of MongoDB’s Class A common stock concurrently with the pricing of the notes, and could result in a higher effective conversion price for the notes.

Further, in connection with the pricing of the notes, MongoDB expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions cover, subject to customary adjustments, the number of shares of MongoDB’s Class A common stock that will initially underlie the notes. The capped call transactions are expected generally to offset the potential dilution to MongoDB’s Class A common stock upon any conversion of notes, with such reduction subject to a cap. If the initial purchasers exercise their option to purchase additional notes, MongoDB expects to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates may enter into various derivative transactions with respect to MongoDB’s Class A common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of MongoDB’s Class A common stock or the trading price of the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to MongoDB’s Class A common stock and/or purchasing or selling MongoDB’s Class A common stock or other securities of MongoDB in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so on each exercise date for the capped call transactions or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of MongoDB’s Class A common stock or the notes, and to the extent the activity occurs during any observation period related to a conversion of notes, this could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of its notes.

Neither the notes, nor any shares of MongoDB’s Class A common stock issuable upon conversion of the notes, have been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About MongoDB

MongoDB is the leading modern, general purpose database platform, designed to unleash the power of software and data for developers and the applications they build. Headquartered in New York, MongoDB has more than 15,900 customers in over 100 countries. The MongoDB database platform has been downloaded over 80 million times and there have been more than one million MongoDB University registrations.

Investor Relations Contact:

Brian Denyeau

ICR for MongoDB

646-277-1251

ir@mongodb.com

Media Relations Contact:

Mark Wheeler

MongoDB

866-237-8815 x7186

communications@mongodb.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of federal securities laws, including statements concerning the proposed terms of the notes, capped call transactions and repurchases of the 2024 notes, the completion, timing and size of the proposed offering, capped call transactions and repurchases of the 2024 notes, and the anticipated use of proceeds from the offering. Forward-looking statements include all statements contained in this press release that are not historical facts and such statements are, in some cases, identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are based on the information currently available to us and on assumptions we have made. Actual results may differ materially from those described in the forward-looking statements and are subject to a variety of assumptions, uncertainties, risks and factors that are beyond our control including, without limitation: market risks, trends and conditions; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including our Quarterly Report on Form 10-Q filed on December 10, 2019, as well as future filings and reports by us. Except as required by law, we undertake no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise.